ALGER EMERGING MARKETS FUND

Supplement Dated September 24, 2019 to Summary and Statutory Prospectuses

for Classes A and C Shares dated March 1, 2019

The following paragraph is added to the section “Principal Investment Strategy” beginning on page 2 of the summary prospectus, and page 15 of the statutory prospectus.

The Fund generally invests a substantial portion of its assets in a smaller number of issuers. The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector.

The following risks are added to the section “Principal Risks” beginning on page 2 of the summary prospectus and pages 15 and 20 of the statutory prospectus.

Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

The below risk deletes and replaces the risk under the section “Principal Risks” beginning on page 2 of the summary prospectus and page 15 of the statutory prospectus.

Portfolio Turnover (Active Trading) Risk – Because the Fund may engage in active trading of portfolio securities, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay. The Fund may experience increased turnover as a result of the change in portfolio management and transition to investing in a smaller number of issuers.

The below table deletes and replaces the table under the section “Management” on page 4 of the summary prospectus and on 17 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Daniel C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2019

Gregory Jones Senior Vice President and Portfolio Manager Since September 2019

Pragna Shere Senior Vice President and Portfolio Manager Since September 2019

The section “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 23 of the statutory prospectus regarding the Alger Emerging Markets Fund only is hereby deleted and replaced with the following.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Emerging Markets Fund	Daniel C. Chung, CFA Gregory Jones Pragna Shere	September 2019 September 2019 September 2019

•	Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006

•

Mr. Jones has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President. Previously, Mr. Jones was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was Director of Global Equities, Co-CIO and portfolio manager/analyst at Ashfield Capital Partners.

•

Ms. Shere has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President. Previously, Ms. Shere was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was portfolio manager/analyst at Ashfield Capital Partners.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities.

S-EmergMkt 92319

S-TAFII 92319

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